UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

SmartKem, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42115	85-1083654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Germay Drive, Unit 4 #1029

Wilmington, DE 19804

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SMTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b - 2 of the Securities Exchange Act of 1934 (§240.12b - 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

As previously announced, the following convertible promissory notes have been issued by Ferrox Critical Minerals Ltd., a British Virgin Islands company (“Ferrox”), to SmartKem, Inc., a Delaware corporation (the “Company”), or otherwise issued by Ferrox and assigned to the Company: (i) Convertible Promissory Note dated March 13, 2026, in the original principal amount of $1,500,000 (the “March Note”), (ii) Convertible Promissory Note dated June 22, 2026, in the original principal amount of $2,700,000 (the “June Note”), and (iii) Convertible Promissory Note dated July 27, 2026, in the original principal amount of $4,900,000 (the “July Note”, and together with the March Note and June Note, the “Notes”).

On October 30, 2026, SmartKem and Ferrox entered into that certain Omnibus Amendment No. 1 to Convertible Promissory Notes (the “Amendment”), pursuant to which the Company and Ferrox agreed to extend the maturity date of each of the Notes.

Pursuant to the Amendment, the maturity dates of the Notes have each been extended to June 30, 2027. Prior to the Amendment, the maturity dates of the March Note, June Note, and July Note were October 30, 2026, December 31, 2026 and January 31, 2027, respectively.

Except as expressly amended by the Amendment, each Note remains unmodified and in full force and effect in accordance with its terms.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
10.1	Omnibus Amendment No. 1 to Convertible Promissory Notes, dated as of October 30, 2026, by and between Ferrox Critical Minerals and SmartKem, Inc.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTKEM, INC.

Dated: November 4, 2026	By:	/s/ Barbra C. Keck
Barbra C. Keck
Chief Financial Officer